Exhibit 10.5
Medicare Advantage Attestation of Benefit Plan
WELL CARE OF FLORIDA, INC.
H1032
Date: 08/29/2008
I attest that I have examined the Plan Benefit Packages (PBPs) identified below and that the benefits identified in the PBPs are those that the above-stated organization will make available to eligible beneficiaries in the approved service area during program year 2009. I further attest that we have reviewed the bid pricing tools (BPTs) with the certifying actuary and have determined them to be consistent with the PBPs being attested to here.
I attest that I have examined the employer/union-only group waiver (“800 series”) PBPs identified below and that these PBPs are those that the above-stated organization will make available only to eligible employer/union-sponsored group plan beneficiaries in the approved service area during program year 2009. I further attest we have reviewed any MA bid pricing tools (BPTs) associated with these PBPs (no Part D bids are required for 2009 “800 series” PBPs) with the certifying actuary and have determined them to be consistent with any MA PBPs being attested to here.
I further attest that these benefits will be offered in accordance with all applicable Medicare program authorizing statutes and regulations and program guidance that CMS has issued to date and will issue during the remainder of 2008 and 2009, including but not limited to, the 2009 Call Letter, the 2009 Solicitations for New Contract Applicants, the Medicare Prescription Drug Benefit Manual, the Medicare Managed Care Manual, and the CMS memoranda issued through the Health Plan Management System (HPMS).

Plan	Segment			Plan	Transaction	MA	Part D	CMS Approval	Effective
ID	ID	Version	Plan Name	Type	Type	Premium	Premium	Date	Date
002	0	11	WellCare Choice	HMOPOS	Renewal	31.00	4.00	08/29/2008	01/01/2009
008	0	7	WellCare Choice	HMOPOS	Renewal	0.00	0.00	08/29/2008	01/01/2009
010	0	6	WellCare Choice	HMOPOS	Renewal	0.00	0.00	08/29/2008	01/01/2009
012	0	6	WellCare Choice	HMOPOS	Renewal	0.00	0.00	08/29/2008	01/01/2009
014	0	6	WellCare Choice	HMOPOS	Renewal	0.00	0.00	08/29/2008	01/01/2009
019	0	6	WellCare Value	HMOPOS	Renewal	0.00	0.00	08/29/2008	01/01/2009
025	0	6	WellCare Choice	HMOPOS	Renewal	29.00	0.00	08/29/2008	01/01/2009
028	0	6	WellCare Value	HMOPOS	Renewal	0.00	0.00	08/29/2008	01/01/2009
031	0	6	WellCare Dividend	HMOPOS	Renewal	0.00	0.00	08/29/2008	01/01/2009
032	0	6	WellCare Dividend	HMOPOS	Renewal	0.00	0.00	08/29/2008	01/01/2009
033	0	6	WellCare Dividend	HMOPOS	Renewal	0.00	0.00	08/29/2008	01/01/2009
035	0	6	WellCare Value	HMOPOS	Renewal	0.00	0.00	08/29/2008	01/01/2009
037	0	5	WellCare Advance	HMO	Renewal	0.00	N/A	08/29/2008	01/01/2009

Page 1 of 4 — WELL CARE OF FLORIDA, INC. — H1032 — 08/29/2008

Plan	Segment			Plan	Transaction	MA	Part D	CMS Approval	Effective
ID	ID	Version	Plan Name	Type	Type	Premium	Premium	Date	Date
040	0	6	WellCare Dividend	HMOPOS	Renewal	0.00	0.00	08/29/2008	01/01/2009
043	0	6	WellCare Dividend	HMOPOS	Renewal	0.00	0.00	08/29/2008	01/01/2009
044	0	6	WellCare Value	HMOPOS	Renewal	0.00	0.00	08/29/2008	01/01/2009
060	0	7	WellCare Select	HMOPOS	Renewal	0.00	15.40	08/29/2008	01/01/2009
061	0	8	WellCare Select	HMOPOS	Renewal	0.00	15.60	08/29/2008	01/01/2009
064	0	7	WellCare Select	HMOPOS	Renewal	0.00	21.50	08/29/2008	01/01/2009
065	0	7	WellCare Select	HMOPOS	Renewal	0.00	5.60	08/29/2008	01/01/2009
066	0	6	WellCare Select	HMOPOS	Renewal	0.00	9.60	08/29/2008	01/01/2009
069	0	7	WellCare Choice	HMOPOS	Renewal	0.00	0.00	08/29/2008	01/01/2009.
073	0	11	WellCare Choice	HMOPOS	Renewal	0.00	0.00	08/29/2008	01/01/2009
077	0	5	WellCare Advance	HMO	Renewal	0.00	N/A	08/29/2008	01/01/2009
079	0	6	WellCare Value	HMOPOS	Renewal	0.00	0.00	08/29/2008	01/01/2009
085	0	7	WellCare Access	HMO	Renewal	0.00	0.00	08/29/2008	01/01/2009
086	0	7	WellCare Access	HMO	Renewal	0.00	8.70	08/29/2008	01/01/2009
088	0	8	WellCare Access	HMO	Renewal	0.00	6.20	08/29/2008	01/01/2009
089	0	7	WellCare Access	HMO	Renewal	0.00	14.10	08/29/2008	01/01/2009
091	0	6	WellCare Essential	HMOPOS	Renewal	0.00	0.00	08/29/2008	01/01/2009
097	0	9	WellCare Dividend	HMOPOS	Renewal	0:00	0.00	08/29/2008	01/01/2009
098	0	6	WellCare Dividend	HMOPOS	Renewal	0.00	0.00	08/29/2008	01/01/2009
101	0	7	WellCare Select	HMOPOS	Renewal	0.00	18.60	08/29/2008	01/01/2009
102	0	7	WellCare Select	HMOPOS	Renewal	0.00	21.50	08/29/2008	01/01/2009
104	0	8	WellCare Select	HMOPOS	Renewal	0.00	11.50	08/29/2008	01/01/2009
106	0	7	WellCare Select	HMOPOS	Renewal	0.00	2.80	08/29/2008	01/01/2009
107	0	7	WellCare Select	HMOPOS	Renewal	0.00	8.90	08/29/2008	01/01/2009
113	0	6	WellCare Value	HMOPOS	Renewal	0.00	0.00	08/29/2008	01/01/2009
122	0	7	WellCare Access	HMO	Renewal	0.00	21.50	08/29/2008	01/01/2009
123	0	7	WellCare Access	HMO	Renewal	0.00	21.50	08/29/2008	01/01/2009
124	0	7	WellCare Access	HMO	Renewal	0.00	11.20	08/29/2008	01/01/2009
125	0	7	WellCare Access	HMO	Renewal	0.00	17.70	08/29/2008	01/01/2009

Page 2 of 4 — WELL CARE OF FLORIDA, INC. — H1032 — 08/29/2008

Plan	Segment			Plan	Transaction	MA	Part D	CMS Approval	Effective
ID	ID	Version	Plan Name	Type	Type	Premium	Premium	Date	Date
126	0	7	WellCare Select	HMOPOS	Renewal	0.00	17.30	08/29/2008	01/01/2009
127	0	7	WellCare Access	HMO	Renewal	0.00	21.50	08/29/2008	01/01/2009
128	0	8	WellCare Access	HMO	Renewal	0.00	7.70	08/29/2008	01/01/2009
130	0	7	WellCare Access	HMO	Renewal	0.00	1.10	08/29/2008	01/01/2009
131	0	6	WellCare Dividend	HMOPOS	Renewal	0.00	0.00	08/29/2008	01/01/2009
132	0	6	WellCare Value	HMOPOS	Renewal	0.00	0.00	08/29/2008	01/01/2009
133	0	6	WellCare Value	HMOPOS	Renewal	0.00	0.00	08/29/2008	01/01/2009
136	0	7	WellCare Select	HMOPOS	Renewal	0.00	11.60	08/29/2008	01/01/2009
138	0	7	WellCare Access	HMO	Renewal	0.00	21.50	08/29/2008	01/01/2009’
144	0	6	WellCare Value	HMOPOS	Renewal	0.00	0.00	08/29/2008	01/01/2009
145	0	6	WellCare Value	HMOPOS	Renewal	0.00	0.00	08/29/2008	01/01/2009
146	0	6	WellCare Value	HMOPOS	Renewal	0.00	0.00	08/29/2008	01/01/2009
148	0	7	WellCare Access	HMO	Renewal	0.00	18.80	08/29/2008	01/01/2009
152	0	8	WellCare Select	HMOPOS	Renewal	0.00	12.70	08/29/2008	01/01/2009
153	0	7	WellCare Select	HMOPOS	Renewal	0.00	13.70	08/29/2008	01/01/2009
162	0	6	WellCare Select	HMOPOS	Renewal	0.00	10.30	08/29/2008	01/01/2009
163	0	8	WellCare Access	HMO	Renewal	0.00	19.70	08/29/2008	01/01/2009
164	0	6	WellCare Prescription Plus	HMOPOS	Renewal	0.00	0.00	08/29/2008	01/01/2009
166	0	8	WellCare Value Plus	HMOPOS	Renewal	0.00	0.00	08/29/2008	01/01/2009
168	0	8	WellCare Premium	HMOPOS	Renewal	57.00	0.00	08/29/2008	01/01/2009
801	0	4	Employer Florida 1	HMOPOS	Renewal	0.00	N/A	08/29/2008	01/01/2009
802	0	4	Employer Florida 2	HMOPOS	Renewal	0.00	N/A	08/29/2008	01/01/2009
803	0	4	Employer Florida 3	HMOPOS	Renewal	0.00	N/A	08/29/2008	01/01/2009
804	0	4	Employer Florida 4	HMOPOS	Renewal	0.00	N/A	08/29/2008	01/01/2009

Page 3 of 4 — WELL CARE OF FLORIDA, INC. — H1032 — 08/29/2008

/s/ Heath Schiesser CEO:	9/5/08 Date:
Heath Schiesser CEO/President 8735 Henderson Road Tampa, FL 33634 813-290-6205

/s/ Thomas L. Tran CFO:	9/5/08 Date:
Tom Tran CFO 8735 Henderson Road Tampa, FL 33634 813-290-6200 (1770)

Page 4 of 4 — WELL CARE OF FLORIDA, INC. — H1032 — 08/29/2008